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                         MARSHALL PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of January 16, 1998, is made by MARSHALL INDUSTRIES, a corporation organized under the laws of California (the "Pledgor"), in favor of FIRST UNION NATIONAL BANK, a national banking association, as Administrative Agent (the "Administrative Agent") for the ratable benefit of itself and the financial institutions (the "Lenders") that are, or may from time to time become, parties to the Credit Agreement (as hereinafter defined).

                             STATEMENT OF PURPOSE

     Pursuant to the terms of the Credit Agreement of even date among Pledgor, subject to and in accordance with Addendum A to the Credit Agreement, Sterling Electronics Corporation, the Lenders, and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), the Lenders extended certain credit facilities to the Borrower as more particularly described therein.

     The Pledgor is the legal and beneficial owner of (a) the shares of Pledged Stock (as hereinafter defined) issued by the issuers (the "Issuers") listed on SCHEDULE I hereto, and (b) as applicable, the Partnership Interests (as hereinafter defined) in the partnerships and limited liability companies (the "Partnerships") listed on SCHEDULE I hereto.

     In connection with the transactions contemplated by the Credit Agreement and as a condition precedent to the extensions of credit thereunder, the Lenders have requested, and the Pledgor has agreed to execute and deliver, this Pledge Agreement together with the Pledged Stock.

     NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to execute the Credit Agreement and accept the security contemplated hereby and the Lenders to make Extensions of Credit under the Credit Agreement, the Pledgor hereby agrees with the Administrative Agent for the ratable benefit of the Administrative Agent and Lenders as follows:

     1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (including the preamble and statement of purpose) are so used as so defined, and the following terms shall have the following meanings:

          "CODE" means the Uniform Commercial Code from time to time in effect in the State of North Carolina.

          "COLLATERAL" means the Stock Collateral and the Partnership
     Collateral.

          "PARTNERSHIP COLLATERAL" means all of the Partnership Interests of the Pledgor in the Partnerships and all Proceeds therefrom.

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          "PARTNERSHIP INTERESTS" means the entire partnership or
     membership interest of the Pledgor in each Partnership listed on
     SCHEDULE I hereto, including without limitation, Pledgor's capital account, its interest as a partner or member in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of the Partnerships, its interest in all distributions made or to be made by the Partnerships to the Pledgor and all of the other economic rights, titles and interests of the Pledgor as a partner or member of the Partnerships, whether set forth in the partnership agreement or membership agreement of the Partnerships, by separate agreement or otherwise.

          "PERMITTED LIENS" means all such Liens respecting the Collateral permitted pursuant to SECTION 11.3 (a) - (e) of the Credit Agreement.

          "PLEDGE AGREEMENT" means this Pledge Agreement, as amended or modified.

          "PLEDGED STOCK" means the shares of capital stock of each Issuer listed on SCHEDULE I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to the Pledgor while this Pledge Agreement is in effect.

          "PROCEEDS" means all "proceeds" as such term is defined in
     Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock and the Partnership Interests, collections thereon, proceeds of sale thereof or distributions with respect thereto.

          "SECURED OBLIGATIONS" means the Obligations under the Credit
     Agreement.

          "STOCK COLLATERAL" means the Pledged Stock and all Proceeds therefrom.

     2. PLEDGE AND GRANT OF SECURITY INTEREST. The Pledgor hereby delivers to the Administrative Agent, for the ratable benefit of the Administrative Agent and Lenders, all the Pledged Stock and hereby grants to the Administrative Agent, for the ratable benefit of the Administrative Agent and Lenders, a first priority security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

     3. STOCK POWERS. Concurrently with the delivery to the Administrative Agent of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor.

     4. PLEDGOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Pledgor shall remain liable to perform all of its duties and obligations as a partner of the Partnerships to the same extent as if this Pledge Agreement had not been executed, (b) the exercise by the Administrative Agent or any Lender of any of its rights hereunder shall not release Pledgor

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from any of its duties or obligations as a partner of the Partnerships, and
(c) neither the Administrative Agent nor any Lender shall have any obligation or liability as a partner of the Partnerships by reason of this Pledge Agreement.

     5.  REPRESENTATIONS AND WARRANTIES.   To induce the Administrative Agent
and Lenders to execute the Credit Agreement and to accept the security contemplated hereby and the Lenders to make Extensions of Credit, the Pledgor hereby represents and warrants to the Administrative Agent and the Lenders that as of the Closing Date:

          (a) the Pledgor has the corporate power, authority and legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Pledge Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Pledge Agreement;

          (b) this Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

          (c) the execution, delivery and performance of this Pledge Agreement by Pledgor will not violate, in any material respect, any provision of any Applicable Law relating to the Pledgor or any Material Contract to which the Pledgor is a party and will not result in the creation or imposition of any Lien on any of the properties of the Pledgor pursuant to any Applicable Law or Material Contract, except as contemplated hereby;

          (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Pledgor or any Issuer or any general or limited partner of any Partnership), is required in connection with the execution, delivery, performance, validity or enforceability of this Pledge Agreement except
     (i) those which have been obtained, (ii) those which could not reasonably be expected to have a Material Adverse Effect, (iii) as may be required in connection with the disposition of the Pledged Stock and the Partnership Interests by laws affecting the offering and sale of securities generally, and (iv) filings under the Uniform Commercial Code;

          (e) to the knowledge of such Pledgor, except for the matters set forth on Schedule 7.1(u) to the Credit Agreement, no material litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or threatened by or against or in any other way relates adversely to or affect the Pledgor or any of its properties;

          (f) the shares of Pledged Stock listed on SCHEDULE I constitute all the issued and outstanding shares of all classes of the capital stock of each domestic Issuer and constitute 65% of all of the issued and outstanding shares of all classes of the capital stock of each foreign Issuer;

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          (g)  all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

          (h) the Pledgor has delivered to the Administrative Agent true and complete copies of the partnership agreements for each of the Partnerships, if any, which partnership agreements are currently in full force and effect and have not been amended or modified except as disclosed to the Administrative Agent in writing;

          (i) the Pledgor is the record and beneficial owner of, and has valid and legal title to, the Collateral listed on SCHEDULE I, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement or Permitted Liens;

          (j) unless it shall have given the Administrative Agent thirty (30) days prior written notice thereof and executed and delivered to the Administrative Agent all financing statements and financing statement amendments, which the Administrative Agent may reasonably request in connection therewith, the jurisdiction in which Pledgor is located for purposes of Section 9-103 of the UCC is the address set forth on SCHEDULE II; and

          (k) upon delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock and the filing of properly completed financing or other statements in all necessary jurisdictions, the Lien on the Collateral granted pursuant to this Pledge Agreement will constitute, subject to the Permitted Liens, a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of the Pledgor.

     6. CERTAIN COVENANTS. The Pledgor covenants and agrees with the Administrative Agent for the ratable benefit of the Administrative Agent and Lenders that, from and after the date of this Pledge Agreement until the Obligations are paid in full and the Commitments are terminated:

          (a) On or before the date of execution of this Pledge Agreement, the Pledgor shall cause each of the partners of each of the Partnerships, if any, to execute a consent in the form attached hereto evidencing the consent of the partners to the pledge of the Partnership Interests pursuant to this Pledge Agreement.

          (b) The Pledgor will not change its name, identity or corporate structure so as to make any financing or other statement filed as provided herein become seriously misleading, unless it provides the Administrative Agent written notice within ten (10) Business Days thereafter and executes and delivers to the Administrative Agent all financing statements and all financing statements amendments which the Administrative Agent may reasonably request in connection therewith. The Pledgor will, upon the reasonable request of the Administrative Agent, execute such financing statements, notices of lien, notices of assignment and continuations or amendments to any of the foregoing, and other documents (and pay the costs of filing or recording the same in all public offices

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     reasonably deemed necessary by the Administrative Agent) and do such other acts and things, all as the Administrative Agent may from time to time reasonably request to establish and maintain a valid perfected pledge and security interest in the Collateral. Upon the occurrence and during the continuance of an Event of Default or upon the failure of Pledgor to execute and deliver all documents necessary to perfect and keep perfected the security interests created hereby within five (5) Business Days after receipt of notice from the Administrative Agent, Pledgor hereby constitutes and appoints the Administrative Agent (and any of its officers) as its attorney-in-fact with full power and authority to do so. This power of attorney hereby granted is a special power of attorney coupled with an interest and shall be irrevocable by Pledgor.

          (c) The Pledgor agrees that as a partner in the Partnerships, if any, it will abide by, perform and discharge each and every obligation, covenant and agreement to be abided by, performed or discharged by Pledgor under the terms of the partnership agreements of the Partnerships, at no cost or expense to the Administrative Agent and the Lender, except as could not reasonably be expected to have a Material Adverse Effect.

          (d) If the Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Administrative Agent, hold the same in trust for the Administrative Agent and deliver the same within ten (10) Business Days after receipt thereof by the Pledgor to the Administrative Agent in the exact form received, together with an undated stock power covering such certificate duly executed in blank by the Pledgor, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations. In addition, any sums paid upon or in respect of any Collateral upon the liquidation or dissolution of any Issuer or Partnership shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of any Collateral or any property shall be distributed upon or with respect to any Collateral pursuant to the recapitalization or reclassification of the capital of any Issuer or Partnership or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations. The preceding sentence shall not apply to asset transfers from the Issuer to the Pledgor or any other Wholly-Owned Subsidiary of the Pledgor. If any sums of money or property so paid or distributed in respect of any Collateral shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent, segregated from other funds of the Pledgor, as additional collateral security for the Secured Obligations.

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          (e)  Without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature (except as expressly permitted by the Credit Agreement and the immediate pledge of any such stock or equity securities to the Administrative Agent) or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer, (ii) consent to any material modification, extension or alteration of the terms of any partnership agreement of the Partnerships, (iii) accept a surrender of any partnership agreement of any of the Partnerships or waive any material breach of or material default under any partnership agreement of any of the Partnerships by any other party thereto, (iv) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral (except as expressly permitted under the Credit Agreement); PROVIDED, that upon any sale, assignment, transfer, exchange or other disposition permitted under the Credit Agreement the obligations of the Pledgor under this Pledge Agreement with respect to such transferred Collateral shall terminate, or
     (v) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement or Permitted Liens. The Pledgor will defend the right, title and interest of the Administrative Agent in and to the Collateral against the claims and demands of all Persons whomsoever.

          (f) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be delivered within ten (10) Business Days to the Administrative Agent, duly endorsed in a manner reasonably satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Pledge Agreement.

          (g) The Pledgor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral.

     7. CASH DIVIDENDS AND DISTRIBUTIONS; VOTING RIGHTS. Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the Pledgor of the Administrative Agent's intent to exercise its rights pursuant to Section 8 below, the Pledgor shall be permitted to receive all cash dividends and shareholder and partnership distributions paid in accordance with the terms of the Credit Agreement in respect of the Collateral and to exercise all voting and corporate or partnership rights, as applicable, with respect to the Collateral; PROVIDED, that no vote shall be cast or corporate or partnership right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the



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Collateral in any material respect or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, the Letters of Credit, any other Loan Documents or this Pledge Agreement.

     8.  RIGHTS OF THE ADMINISTRATIVE AGENT.

          (a) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the Pledgor, (i) the Administrative Agent shall have the right to receive any and all cash dividends and distributions paid in respect of the Collateral and make application thereof to the Secured Obligations in the order set forth in the Credit Agreement and (ii) all shares of the Pledged Stock shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise
(A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of each Issuer or otherwise and
(B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Pledgor or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it; PROVIDED, that the Administrative Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) The rights of the Administrative Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent or any Lender of any right or remedy against the Borrower, any Guarantor or against any other Person which may be or become liable in respect of all or any part of the Secured Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Administrative Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

     9.  REMEDIES.

          (a) If an Event of Default shall occur and be continuing, with the consent of the Required Lenders, the Administrative Agent may, and upon the request of the Required Lenders, the Administrative Agent shall, exercise on behalf of itself and the Lenders, all rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, and in addition thereto, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing with regard to the scope of

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the Administrative Agent's remedies, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below or required by the Loan Documents) to or upon the Pledgor, any Issuer, any Partnership or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel thereto, to the payment in whole or in part of the Secured Obligations, in the order set forth in the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them in good faith of any rights hereunder, except claims, damages and demands arising out of the gross negligence or willful misconduct of the Administrative Agent or any Lender. Notice of a proposed sale or other disposition of Collateral shall be deemed given to the Pledgor and reasonable and proper if given at least 10 Business Days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Secured Obligations and the reasonable fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

          (b) The Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that the fact that such sale was a private sale shall not, in and of itself, cause such sale to be deemed to not have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit such Issuer thereof to register such

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securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if such Issuer would agree to do so.

          (c) The Pledgor further agrees to use its reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 9 valid and binding and in compliance with any and all other Applicable Laws. The Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Administrative Agent and the Lenders not compensable in damages, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

     10. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of the Pledgor or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent or any Lender, and the Credit Agreement, the Notes, any other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Pledge Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between the Pledgor, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice (except as required by the Loan Documents or applicable law) of default or nonpayment to or upon the Pledgor with respect to the Obligations.

     11. LIMITATION ON DUTIES REGARDING COLLATERAL. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same reasonable manner as the Administrative Agent deals with similar securities and property for its

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own account.  Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral, except for such failure which results from the Administrative Agent's gross negligence or willful misconduct, or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

     12. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUERS. The Pledgor hereby authorizes and instructs each Issuer and Partnership, if any, to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and is continuing provided that such instruction is given in good faith by an authorized officer of Administrative Agent, and (b) is otherwise in accordance with the terms of this Pledge Agreement and the other Loan Documents, without any other or further instructions from the Pledgor, and the Pledgor agrees that each Issuer and Partnership, if any, shall be fully protected in so complying.

     13. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral constitute irrevocable powers coupled with an interest.

     14. SEVERABILITY. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     15. PARAGRAPH HEADINGS. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     16. NO WAIVER; CUMULATIVE REMEDIES. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 17 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     17. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and Administrative Agent; PROVIDED that (a) any provision of this Pledge Agreement may be waived by the Administrative Agent and the Required Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent and (b) any consent by the Administrative Agent to any amendment, supplement or modification hereto shall be subject to approval thereof by the Lenders or Required Lenders, as applicable, in accordance with Section 14.11 of the Credit Agreement. This Pledge Agreement shall be binding upon and inure to the benefits of the successors and permitted assigns of the Pledgor, the Administrative Agent and the Lenders.

     18.  GOVERNING LAW, ETC.

          (a) This Pledge Agreement, unless otherwise expressly set forth herein, shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

          (b) The Pledgor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Pledge Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. The Pledgor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent in connection with this Pledge Agreement or any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in Section 20. Nothing in this Section 18 shall affect the right of the Administrative Agent to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent to bring any action or proceeding against the Pledgor or its properties in the courts of any other jurisdictions.

          (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ADMINISTRATIVE AGENT AND EACH LENDER BY THEIR ACCEPTANCE OF THIS PLEDGE AGREEMENT OR THE BENEFITS HEREOF AND THE PLEDGOR HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF OR ANY DISPUTE IN CONNECTION WITH THIS PLEDGE AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

     19.  ARBITRATION.

          (a) BINDING ARBITRATION. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Pledge Agreement ("Disputes"), between or among parties to this Pledge Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions or claims concerning any aspect of the past, present or future relationships arising out or connected with this Pledge Agreement. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, ET SEQ. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. The arbitrators shall be appointed as provided in the Arbitration Rules.

          (b) PRESERVATION OF CERTAIN REMEDIES. Notwithstanding the preceding binding arbitration provisions, the Administrative Agent and the Lenders preserve, without diminution, certain remedies that the Administrative Agent and the Lenders may employ or exercise freely, either alone, in conjunction with or during a Dispute. The Administrative Agent and the Lenders shall have and hereby reserve the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help, including peaceful occupation of property and collection of rents, set off, and peaceful possession of property and (iii) obtaining provisional or ancillary remedies, including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

     20. NOTICES. All notices and communications hereunder shall be given to the addresses and otherwise in accordance with Section 14.1 of the Credit Agreement.

     21. AUTHORITY OF ADMINISTRATIVE AGENT. The Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Pledge Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as Administrative Agent for itself and the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer or Partnership shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

     22. EFFECTIVENESS OF STERLING AS AN ISSUER. The rights and obligations of Sterling as an Issuer hereunder, subject to the terms and provisions of this Agreement, shall not be effective until the Administrative Agent has received evidence, in form and substance acceptable to the Administrative Agent, of the Acquisition Filing in the manner set forth in Section 6.3(d) of the Credit Agreement; PROVIDED that Sterling shall execute and deliver to the Administrative Agent a fully executed Acknowledgement and Consent signed by Sterling in conjunction with the delivery by the other parties hereto of their respective signature pages to this Agreement, the Credit Agreement and the other Loan Documents.

     IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed under seal and delivered as of the date first above written.


[CORPORATE SEAL]                     MARSHALL INDUSTRIES

                                     By: /s/ ROBERT RODIN
                                         -------------------------------------
                                         Robert Rodin
                                         President and Chief Executive Officer

                         ACKNOWLEDGEMENT AND CONSENT

     The undersigned Issuer referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and hereby acknowledges and consents to the pledge of the Pledgor's interest in the Pledged Stock pursuant to the Pledge Agreement. The Issuer agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 6(d) of the Pledge Agreement.


[CORPORATE SEAL]                     MARSHALL INDUSTRIES TECHNOLOGY PRODUCTS


                                     By: /s/ ROBERT RODIN
                                         -------------------------------------
                                         Robert Rodin
                                         President and Chief Executive Officer

                          ACKNOWLEDGEMENT AND CONSENT


     The undersigned Issuer referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and hereby acknowledges and consents to the pledge of the Pledgor's interest in the Pledged Stock pursuant to the Pledge Agreement. The Issuer agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 6(d) of the Pledge Agreement.


[CORPORATE SEAL]                     STERLING ELECRONICS CORPORATION


                                     By: /s/ ROBERT RODIN
                                         -------------------------------------
                                         Robert Rodin
                                         President and Chief Executive Officer